Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Forian Inc. (the “Company”) for the fiscal quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026	By:	/s/ Max Wygod

Name: Max Wygod

Title: Chief Executive Officer

(Principal Executive Officer)

Date: May 15, 2026	By:	/s/ Michael Vesey

Name: Michael Vesey

Title: Chief Financial Officer

(Principal Financial and Accounting Officer)